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SERVICE AGREEMENT
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THIS SERVICE AGREEMENT is made this ___day of ________, 199___, by and between
Heritage Oaks Bank ("the Financial Institution" or "FI") and Online Resources
& Communications Corporation ("Online Resources").


                                   RECITALS:

A. Online Resources has developed and operates a system which enables consumer and small business customers of financial institutions to initiate banking, bill paying, and certain other financial services through the use of proprietary technology links consumers to their financial institution and which presents certain information through remote consumer devices such as personal computers and screen-based and standard telephones.

B. FI desires to retain Online Resources for the purpose of providing financial services on behalf of FI for the benefit of FI's customers.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties, intending to be bound, mutually agree as follows:

1.  DEFINITIONS

     As used in this Agreement, the following terms shall have the respective meanings set forth below:

       "Agreement" shall mean this Agreement and all Exhibits attached hereto, as such Agreement and attached Service Description and any of such Exhibits shall be amended from time to time.

       "ATM Network" shall mean the electronic banking network which provides its member FIs with telecommunications, card and PIN authorization and data base support, links to networks providing similar functions, and consolidates the processing and settlement of transactions.

       "Bank Service" shall mean the combination of account accessibility, fund transfers, account balance inquiry, and transaction summary services exclusive of bill payments described in Exhibit B hereof.

       "Billable Account" shall mean a primary bill payment DDA account tied to a single bill payment "merchant list" for the Online$Link Service; or primary DDA account for the Banking Service excluding Bill Payment.

       "Bill Payment Services" shall the bill payment services described in Exhibit B hereof.

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       "Customer" shall mean an individual or small business depositor of FI maintaining a DDA account.

       "Customer Services" shall remain the services provided to Users as summarized in the Service Description, Exhibit B which are the responsibility of FI to provide.

       "Designated Online$Link Services" shall mean the Online$Link Services selected in Exhibit A and described in Exhibit B.

       "DDA Account" shall mean a demand deposit account.

       "Functional Requirements Document" shall mean the written document that Online Resources produces to identify the systems and service features to be included in the FI's offering; and any special processing features required by the FI, its processor, or any EFT network that will be involved in the transmission or processing of the transactions.

       "Online$Link Services" shall mean any combination of services including enabling devices, Access$Link, FI&Link, Content$Link and Integrated Support Software and Services that are provided to FI's Users through a link to Online$Link Services.

       "Password" shall mean the personal identification code assigned to each User and authorized by Online Resources to enable such User to access and receive services delivered through the electronic banking network including those delivered under the Online$Link System.

       "PC Browser-Based Application" shall mean the commercially available application software that can be used for the purpose of enabling Users to access the Online$Link System via the Internet or Extranet and receive Online$Link Services.

       "Pilot" shall mean the period following system implementation during which the FI fully tests the service and finalizes the processes, procedures, employee training, and marketing programs prior to making the service generally available to Customers.

       "PIN" shall mean the personal identification number assigned to each User and authorized by the ATM network to enable such User to access and receive services delivered through the electronic banking network including those delivered under the Online$Link System.

       "Prime Rate" shall mean the base rate for corporate loans posted by at least 75% of the nation's 30 largest FIs as published in THE WALL STREET JOURNAL.

       "User" shall mean a "Customer" who has accessed the Online$Link System through, PC Browser-Based Applications and uses his assigned PIN or Password to access the Designated Online$Link Services.

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2.  BUSINESS RELATIONSHIP

2.1   ONLINE RESOURCES' RESPONSIBILITIES

     Online Resources agrees to be solely responsible for providing the Designated Online$Link Services to FI for the benefit of its Users.
     The services are set forth in Exhibit A, described in Exhibit B and are subject to the prices set forth in Exhibit C. For items not defined in Exhibit C, Online's then current pricelist will apply.

2.2 FI RESPONSIBILITIES

     FI agrees to complete a pre-installation questionnaire within 15 days of receipt of such questionnaire from Online Resources.

     FI is further responsible for:

            a.  Assigning a product manager to this service;

            b. Ensuring that FI sales and other personnel understand the features and functions of the services, and have an opportunity to participate in FI's pilot programs.

     FI agrees to actively market the Designated Online$Link Service either independently or by participating in one of Online Resources' consumer marketing programs. At a minimum, this includes communicating the product and service features and benefits to the consumer market through regular branch merchandising and Customer communications.

3.  GRANT OF LICENSES

3.1   SERVICE MARKS AND TRADEMARKS

     While this Agreement is in effect, Online Resources grants to FI a non-exclusive, non-transferable license to use all Online
     Resources' service marks and trademarks in connection with marketing the Online$Link Service and in providing Customer Service to Users.

3.2   MARKETING RIGHTS

     While this Agreement is in effect, Online Resources grants to FI a non-assignable, non-transferable right to market and distribute the Designated Online$Link Service to Customers.

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     Notwithstanding such license, Online Resources reserves the right to offer non-banking electronic services through the Online$Link System to Users upon prior written approval of FI, which approval shall not be unreasonably withheld.

4.  REPRESENTATIONS,WARRANTIES, AND COVENANTS OF ONLINE RESOURCES

     In order to induce FI to execute this Agreement, Online Resources represents, warrants, and covenants (in addition to any other covenants contained herein) to FI as follows:

4.1   REQUIREMENT

     Online Resources will comply with all network and processor and other requirements and procedures so as to provide the Online$Link Services to Users.

4.2   FI SERVICE MARKS AND TRADEMARKS

     Online Resources will not use any of FI's service marks and trademarks except for the purpose of identifying the Designated Online$Link Services to Users.

4.3   ADVERTISING, MESSAGING, AND PRODUCT INFORMATION

     Online Resources reserves the right to advertise to targeted groups of Users based on an internal analysis of its database with the prior written approval of FI, which approval shall not be unreasonably withheld.

     Online Resources agrees it will not disclose User Information including confidential bill payment data and User lists to any third party, unless requested by the User.

4.4   RESEARCH

     Online Resources reserves the right to conduct User research as required through the Online$Link System or internal research group, or through independent third parties.

4.5   CONFIDENTIALITY

     Online Resources will maintain the confidentiality of the FI's trade secrets, know-how, procedures, or manuals of which Online Resources acquires knowledge during the term of this Agreement (FI's Confidential Information). Online Resources agrees not to disclose, publish, divulge, or reveal any of the FI's Confidential Information unless required by lawful subpoena. Online Resources shall also maintain the confidentiality of the Users and their account

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     information.  Notwithstanding the foregoing, Online Resources shall have the right to compile information regarding Users' use of the Online$Link Service, and make such marketing information available for sale, provided such information is not specific to any Users or FI.

4.6   REPRESENTATIONS AND WARRANTIES

     Online Resources represents and warrants that it has the exclusive right, title, and interest in and to the Online$Link Service and the Online$Link System, and each component thereof, and that distribution of the Online$Link Services and/or the Online$Link System, or any portion thereof, to FI as provided herein, is not subject to or violative of any right, title, or interest of any third party to third parties in and to the Online$Link Service and/or the Online$Link System.

4.7   YEAR 2000 CERTIFICATION

     Online Resources' Year 2000 readiness approach and plans are developed in full accordance with guidelines provided to the industry by the FFIEC. The company is presently pursuing full compliance for Year 2000 issues in accordance with the FFIEC milestones.

5.    COVENANTS OF FI

     In order to induce Online Resources to execute the Agreement, and in addition to any other covenants contained herein, the FI covenants with Online Resources as follows:

5.1   REQUIREMENTS

     FI will continue to comply with all network and processor and other requirements and procedures, and remain responsible for network and processor transaction fees.

5.2   DISCLOSURES

     FI will provide Users with all disclosures required under the Electronic Funds Transfer Act and shall cooperate with Online Resources to develop resolution procedures mandated under federal and state banking and consumer protection laws.

5.3   CONFIDENTIALITY

     FI will maintain the confidentiality of any of Online Resources' trade secrets, know-how, procedures, or manuals of which FI acquires knowledge during the term of this Agreement ("Online Resources Confidential Information"). FI agrees not to disclose, publish, divulge, or

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     reveal any of such Online Resources Confidential Information unless required by a lawful subpoena.

5.4   NOTICE AND CORRECTION OF MALFUNCTIONS

     FI shall promptly notify Online Resources of any acts or conditions which cause the Online$Link System to malfunction or which adversely impact the ability of Online Resources to provide the Designated Online$Link Services. FI agrees to promptly correct any malfunction or such other act or condition and to take whatever action is reasonably required to prevent the same from recurring.

6.  DEFAULT

6.1   EVENT OF DEFAULT

     An Event of Default shall have occurred if (a) a party hereto shall breach any covenant contained in this Agreement and shall have failed to cure such breach within the greater of (i) 20 business days or (ii) such reasonable length of time required to cure such breach, provided such party is diligently pursuing a cure, in both cases after having received notice from the non-breaching party of the breach; (b) a party hereto shall (i) become subject to any bankruptcy or insolvency proceeding under a Federal or state statute, (ii) become insolvent or subject to direct control by a trustee, receiver or similar authority or (iii) has wound up or liquidated, voluntarily or otherwise.

6.2   RIGHTS UPON AN EVENT OF DEFAULT

     If an Event of Default occurs on the part of a party hereunder, the other party shall have the right within 60 days following the occurrence of the Event of Default to terminate this Agreement upon written to the other party.

7.  TERM

7.1   INITIAL TERM

     The initial term of this Agreement shall expire two years from the date of the signing of this Agreement.

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7.2   RENEWALS

     The Agreement shall automatically renew for successive two-year terms unless notice of termination is provided by FI or Online no less than 90 days preceding the expiration of any term. Renewal pricing will be provided to FI 120 days prior to automatic renewal date.

7.3   RIGHTS OF TERMINATION

     Following termination of this Agreement, either at the end of any term or as a result of an Event of Default on the part of Online Resources, Online Resources shall provide FI in machine-readable format the following files as applicable:

         a.  User Files:  A list of all Users;

         b. Merchant Link Files: A list of all merchants paid by each User including merchant account numbers and addresses; and

         c. Transaction Schedules: A list of all payments and transfers scheduled by Users following termination.

7.4   EARLY TERMINATION

     Termination of this Agreement by FI prior to expiration will cause FI to pay Online Resources a penalty fee equivalent to the cumulative fees that are charged to the FI per month, independent of usage or billable accounts, as set forth in Exhibit C for the remaining term of the Agreement or three months, whichever is greater. FI must notify Online Resources in writing within 30 days of its intent to terminate. The early termination fee is payable in full within 30 days of early termination of this Agreement.

8. MISCELLANEOUS

8.1   NOTICE

     Any notice to be given hereunder shall be delivered by hand, including by messenger or overnight courier, or sent by certified or registered mail, return receipt requested, addressed as follows or as designated, in writing, by any party hereto. If to Online Resources:

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                 Online Resources & Communications Corporation
                 7600 Colshire Drive, 6th Floor
                 McLean, VA  22102
                 Attn:  Chief Financial Officer

with a copy to:

                 Michaels & Wishner, P.C.
                 1140 Connecticut Avenue, N.W., Suite 900
                 Washington, D.C. 20036
                 Attn:  Mark J. Wishner, Esq.

If to FI:

                 Heritage Oaks Bank
                 545 12th Street
                 Paso Robles, California 93446
                 Attn:  Larry Ward

with a copy to:

                 Angela Mitchell
                 Heritage Oaks Bank

8.2   ASSIGNMENT

     FI may not assign any of its interests in, rights, or obligations under this Agreement without the prior written consent of Online Resources, except that any FI which acquires, mergers, combines, or consolidates with FI should automatically succeed to all the rights and obligations of FI under this Agreement. Online Resources may not assign its rights or obligations under this Agreement without the prior written consent of FI, provided, however, such consent shall not be required in connection with the acquisition of Online Resources' business. In all cases hereunder, consent will not be unreasonably withheld.

     In the event the FI is acquired, merged, combined, or consolidated with a financial institution wishing to offer the Designated Online$Link Services to Customers whose account access requires a separate technical implementation, the succeeding institution will pay an additional system set-up fee. That fee will be negotiated between Online Resources and the succeeding Financial Institution.

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8.3   ENTIRE AGREEMENT

     This Agreement embodies the entire agreement of the parties relating to the subject matter hereof. This Agreement supersedes all prior correspondence, conversation, memorandum and agreements between the parties.

8.4   SUCCESSORS AND ASSIGNS

     This Agreement shall bind the successors and assigns of the parties hereto and inure to the benefit of the permitted successors and assigns thereof.

8.5   FORCE MAJEURE

     No party shall be liable or held in breach of this Agreement if prevented, hindered, or delayed in the performance or observance of any provision hereof by reason of any act of God, strike, lockout, riot, acts of war, epidemics, government actions, or regulation imposed after the date hereof, judicial order, or other cause beyond such party's reasonable control. Both parties agree that, once executed by both parties, this Agreement shall supersede all other prior agreements between the two parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

     ONLINE RESOURCES & COMMUNICATIONS CORPORATION


     By: [Illegible]
        ----------------------------------


     Heritage Oaks Bank


     By: /s/ Larry Ward, President
        -----------------------------------
                   12-18-98

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EXHIBIT A: DESIGNATED SERVICES CHECKLIST
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     The items checked below indicate the Designated Online$Link Services available for the upfront and ongoing prices described in Exhibit C. Additional components of the Online$Link Service described in Exhibit B are available on an fee basis.

     Only one item can be checked per category except where noted.

     ENABLING ACCESS DEVICES
     Internet Only

     CONNECTIVITY VIA ATM NETWORK BETWEEN ONLINE RESOURCES AND FI
     Connectivity path exists

     TYPES OF END USERS (CHECK ALL THAT APPLY)
     Consumer & Small Business

     ONLINE$LINK SERVICE FUNCTIONALITY
     Banking & Bill Payment Services

     STATEMENT FILE OPTIONS
     Online proprietary batch file with transaction & flexible format records

     CUSTOMER SERVICE OPTIONS
     Online Service bureau--24 x 7

     INITIAL PASSWORD OPTIONS
     Formula-based

     OTHER SUPPORT OPTIONS (CHECK ALL APPLY)
     ____Consumer marketing campaigns
     ____Advertising and product information screens
     ____Training services

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EXHIBIT B: SERVICE DESCRIPTION
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ONLINE$LINK SERVICES

     The Online$Link Service is made up of all the features and service options described in this Exhibit. The DESIGNATED ONLINE$LINK SERVICES selected in Exhibit A are the service components to be delivered to the Financial Institution as reflected in the FUNCTIONAL REQUIREMENTS DOCUMENT based on the FI Implementation Questionnaire and the ELECTRONIC FUNDS TRANSFER DISCLOSURE FOR RETAIL ACCOUNTS.

ACCOUNT ACCESSIBILITY

     Users shall be able to access up to 40 accounts at their financial institution (FI), if their accounts are accessible to Online Resources via the ATM Network, Online's proprietary batch file format or custom quote methods. All accounts shall be established at the FI. At minimum, all Users will have access to their primary checking and savings accounts and possibly an Other account depending on the ATM Network.

     The FI sets a profile for each type, determining the activity level that they want to allow or can support. The available activities may vary depending on the Designated Online$Link Services in Exhibit A. An account can:

          --  Fund bill payments

          --  Accept transfers of money into it

          --  Accept transfers of money out of it

          --  Be designated as "view only"

     Account information for accounts that cannot be accessed through the ATM NETWORK shall be provided in a batch file format specified by Online Resources. Only accounts that can be accessed through the ATM Network in formats supported by Online Resources can support Online$Link transactions. Supported formats may be expanded by Online Resources from time to time.

     Depending on the Designated Online$Link Services, Users can access their accounts via the PC Browser-based Application. Upon general availability, access will also be provided via private commercial networks, such as America Online (AOL). Online Resources will support banking and bill payment transactions indicated through other software, such as Microsoft Money and Quicken, and will comply with industry standards as OFX and Gold.

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BILL PAYMENTS

     Depending on the Designated Online$Link Services, Users shall be able to pay any merchant currently on the system and to add merchants to the system. The term "merchant" shall include, but not be limited to, a business, charitable institution, or professional service organization such as a law firm or doctors' group, but shall exclude the Internal Revenue Service, as well as all state and local tax authorities. A merchant shall also include individual payees on the condition that the FI assumes the rick and liability for fraudulent payments to individuals.

         -- Users shall be able to schedule bill payments up to 364 days in the future.

         -- Users shall be able to schedule bill payments to occur on a regular basis: weekly, bi-weekly, monthly, semi-monthly, quarterly, semi-annually, or annually for up to 45 years.

         -- Users shall be able to review, change, and cancel scheduled future or recurring payments up until midnight the day before the transaction is scheduled.

     Users who are customers (as opposed to Small Business Customers of the FI) may make an unlimited number of bill payments throughout a given month. Online Resources reserves the right to review accounts with more than 20 bill payments per month to identify Small Business Users.

FUNDS TRANSFERS

     If an FI has selected the Banking Service as one of the Designated Online$Link Services,

         -- Users shall be able to transfer funds between any of their accounts at the FI that are accessible via the ATM network in real time.

         -- Users shall be able to transfer funds between the FI and other designated financial institutions via ACH InterBank transfer.

         -- Users shall be able to schedule transfers up to 364 days in the future.

         -- Users shall be able to schedule transfers to occur on a regular basis: weekly, bi-weekly, monthly, semi-monthly, quarterly, semi-annually, or annually for up to 45 years.

         -- Users shall be able to review, change, and cancel scheduled future or recurring transfers up until midnight the day before the transaction is scheduled.

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ACCOUNT BALANCE INQUIRY

     Users shall be able to obtain balance information for designated accounts at the FI, provided that Online Resources can access them through the ATM Network or through batch files provided by the FI to Online Resources in a format approved by Online Resources.

TRANSACTION SUMMARY

     -- All Users shall be able to obtain a statement of their Online activity, which shall include an itemized list of completed transactions for the past 45 days, scheduled transactions forward through same date next month, and future balances forward through the same date next month.

  For FIs using the Banking Service and depending on the Statement File Options selected in the Designated Online$Link Services,

     -- Users may be able to obtain interim statement ("Interim Statement") that shall include recent account activity to date (up to 90 items) that is provided by the Financial Institution to Online Resources.

     -- Users may be able to obtain other extended account information (if supported by FI).

     -- For a standard Implementation, this information is provided to Online Resources via a proprietary batch statement file. On a custom quote basis, this information can also be passed to Online Resources via a Direct Link with the FI's processor on a real time basis or via non-standard batch file formats.

OPERATING ASSUMPTIONS

     Online Resources pulls an initial account balance from the primary DDA Account at the beginning of each end-user session. Online Resources pulls other account balances to support User activity throughout the session. The FI agrees and guarantees to accept as good all payments confirmed by Online Resources based on that initial balance.

STAND-IN

     It is strongly recommended that Online Resources be allowed to provide a limited set of functionality when the FI or network is not available in order to increase the availability of home Banking and Bill Payment Services to Users. Specifications for this option will be defined during Implementation.

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SYSTEM MAINTENANCE AND PROCESSING SUPPORT

     Online Resources provides ongoing system maintenance to support the Designated Online$Link Services. These include batch file transfers, software maintenance, customer and merchant database maintenance and software upgrades.

     Each business day Online Resources will make up to two attempts to process an FI's batch files or the activity updates from the Integrated Support Software. If an error on the FI's part requires additional Re-processing Support by Online Resources, Online will be provide it as needed on a fee basis.

CLIENT SERVICES

IMPLEMENTATION AND PROJECT MANAGEMENT SERVICES

     Online Resources' Standard Implementation provides for one Financial Institution to receive project management support for the integration of the Designated Online$Link Services with the FI's information systems.

     Financial Institutions of one holding company that use the same ATM Network and Processor ("Connectivity Path") require affiliated FI Implementation services. If FI's of a holding company use different Connectivity Paths to reach Online Resources, then each FI requires a separate Standard Implementation.

        -- Online Resources will assign an Implementation Project Manager and other Online Resources personnel as required for systems implementation.

        -- The Implementation Project Manager will provide the ONLINE$LINK IMPLEMENTATION GUIDE, which describes all of the steps involved in setting up, testing, and launching the service at the FI. It provides guidelines to help the FI establish which of the Designated Online$Link Service features that FI will offer, provides points of contact at Online Resources and other information the FI needs to start the implementation process, and provides a vehicle for giving Online Resources the information it needs to implement and support the Designated Online$Link Services.

        -- The Implementation Project Manager will be responsible for writing the FUNCTIONAL REQUIREMENTS DOCUMENT based on the information contained in the Implementation Questionnaire, which is Appendix B of the IMPLEMENTATION GUIDE. This manager will also work with FI personnel to develop and manage the project plan.

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                                      B-4


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        --  Depending on the Designated Online$Link Services, the
            Implementation Services may include ATM switch certification, the testing of Connectivity Paths that already exist, and the testing of the FI's compliance with Online's proprietary batch statement specification for transactions and/or flexible format records.

        -- On a custom basis, the Implementation Service may include the support and testing of statement data received through a Direct Link between Online Resources and the FI or via a batch file in a format different than Online's proprietary specifications.

ACCOUNT MANAGEMENT SERVICES

     An Account Manager will be assigned to the FI after the Connectivity Path is established between Online Resources and the FI and after the FI's Pilot has begun. The Account Manager will be responsible for overseeing the marketing implementation process, the FI's Launch, and ongoing service offering. The Account Manager will also be responsible for Online Resources' ongoing relationship with the FI and serve as the primary point of contact for the FI's product and senior management.

TRAINING SERVICES (OPTIONAL)

     Online Resources provides optional training services for FIs at its facilities in McLean, Virginia or at the FI's site. Training Services are available on a fee basis.

CUSTOM SERVICE TRAINING

     Online Resources provides two days of training to enable FI personnel to:

        --  Use the Integrated Support Software and service Users

        --  Resolve any problems that are incidental to Online$Link System.

BRANCH SALES TRAINING

     At the option of the FI, Online Resources will also provide training to enable FI trainers to teach branch personnel how to sell the Designated Online$Link Services, as well as sales procedures they should follow. FI may elect to have Online Resources train branch personnel directly.

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                                      B-5

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MARKETING SUPPORT SERVICES

ONLINE$LINK MARKETING GUIDE

     This guide describes the various steps involved in developing and implementing a marketing strategy and plan for the Designated Online$Link Service. It:

        --  Contains a sample marketing plan.

        -- Identifies marketing tasks involved in preparing for the Pilot and Launch phases of implementation.

        -- Describes how to support and promote the Designated Online$Link Service within the branches of the financial institution.

        -- Identifies the various areas of the PC Browser-Based Application, and supporting materials that can be branded, as well as the specific information FIs need to brand those features.

        -- Reviews the fulfillment process and provides sample templates for sign-up and fulfillment materials in both hard copy and electronic formats.

BRANCH COMMUNICATIONS PACKAGES

     Online Resources provides several FI-branded communications packages with camera-ready artwork that include brochures, sign-up forms, PC diskette inserts, statement stuffers, and other customer communications pieces.

MIS REPORTS

     Online Resources provides detailed sales and usage reports to assist the FI in monitoring product performance. Additional reports are available on a custom fee basis.

THE ONLINE$LINK MARKETING WORKSHOP (OPTIONAL)

     This optional workshop is a seminar program that guides participating FIs through the planning process by helping them define their marketing objectives, which drives key decisions about pricing, positioning, and promotions.

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SOLICITATION PACKAGE (OPTIONAL)

     Online Resources has created a solicitation package that FIs can brand and produce. The campaign includes sign-up forms, newspaper ads, posters, direct mail, outdoor, broadcast (radio and TV), and customer communications pieces, brochures, and statement stuffers.

MARKETING SERVICES (OPTIONAL)

     Online Resources will provide marketing services to clients. These services include the creation and production of advertising and promotional materials, either as principal or agent. These services are optional and quoted separately.

DEMO PRODUCTS

     FI receives the following demo products:

        --  The PC Browser-based Application contains a User demonstration.

INTERNET SERVICES

     Online Resources provides WEB SITE DESIGN AND HOUSING SERVICES as set forth in the WEB SITE DESIGN AND HOSTING AGREEMENT.

CUSTOMER SERVICES

     FI can provide front-line Customer Services through its own call center, or Online Resources can provide Customer Service in the FI's name in a service bureau environment.

FI CUSTOMER SERVICE

     The FI is responsible for providing front-line Customer Service through the Online Resources' service bureau. Online Resources' Customer Service Representatives establish and man incoming voice phone lines, receive telephone calls and correspondence from Users, and are responsible for the following tasks.

CUSTOMER SETUP AND MAINTENANCE

        -- Process the application and enter customer data into the Integrated Support System

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        --  Link Users to merchants listed on the sign-up form

        -- Perform account maintenance by entering changes to the User's account card/PIN/Password information, and merchant information

RESOLUTION OF USER INQUIRIES

     Customer Service Representatives are responsible for responding to inquiries in the following categories:

          -- Banking relationships, e.g., balances and deposits, if the FIs is using the Banking Service

          -- Additional accounts to be linked to the Designated Online$Link Service

          --  Pricing of the Designated Online$Link Service

          -- Transactional questions, e.g., funds transfers and merchant bill payments

          --  Navigation through the access devices

          --  Features of the Designated Online$Link Service

OTHER REQUESTS OR ISSUES

     Customer Services Representatives will answer other requests, such as those for a change of address or cancellation of service, and enter such changes into the Integrated Support System. They will also work with the FI to identify and diagnose any system issues or reported problems.

ONLINE RESOURCES' ADDITIONAL FI AND END USER SUPPORT

     Online Resources is responsible for supporting the FI and its Users in the following areas:

        -- Technical fulfillment of linking end users to their Enabling Access Device

        -- Merchant relationships including payment inquiries, account updates, and new merchant solicitation

        --  Equipment and returns

        -- Technical support, including PC software setup and related communications issues for the Designated Online$Link Services

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                                     B-8

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        --  User error as defined by Regulation E(12 CFR 205 et seq.), in cooperation with FI

        --  All escalated FI inquiries

HOURS OF OPERATION

     Online Resources' service bureau option, operating in the name of the FI, is available 24 hours per day, 7 days a week, with the exception of the following holidays:

             New Years Day
             Memorial Day
             Independence Day
             Labor Day
             Thanksgiving Day
             Christmas Day

     As an alternative to the 24 x 7 option, Online Resources can provide Customer Service during standard hours, namely 8:00 AM to 9:00 PM weekdays, 8:00 AM to 5:00 PM on Saturdays and 11:00 AM to 4:00 PM on Sundays with the applicable time zone determined by the location of the FI's corporate office.

     Additional FI support calls, including technical customer support, payment inquiries, FI-escalated issues, or other questions or requests can be made to Online Resources' 24 x 7 call center at any time. The call center's ability to provide immediate and final resolution may be dependent on merchants' or FI's hours of operation, further technical, network and/or systems research, end user availability, or other factors.

SERVICE STANDARDS

        -- User registrations will be processed within 5 business days for online registrations and registration forms and within one business day for batch enrollment registrations.

        -- Customer Service will process sign-up forms and complete initial merchant links within five business days of the sign-up form date.

        -- Appropriate hardware, software, and fulfillment materials will be shipped within two business days of receiving the order.

        -- Customer Service Representatives shall respond to User inquiries as set forth above by the close of business.

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        --  Online Resources' additional FI and User support will provide call-back assistance in any case in which immediate and final resolution did not occur in the call center (i.e., dependent upon contact with third parties, etc.) no later than the end of the next business day from receipt of call.

LATE CHARGES AND PENALTY GUIDELINES

     The parties agree that responsibility for paying any late charges and/or penalties incurred due to a late payment to a merchant shall be as follows:

                                              RESPONSIBILITY FOR PAYING LATE
      REASON FOR LATE PAYMENT                        CHARGES/PENALTIES
      ----------------------------------------------------------------------
                                                ONLINE      FI        USER
      ----------------------------------------------------------------------
      Lost, cannot determine reason                X
      ----------------------------------------------------------------------
      Not sent as scheduled                        X
      ----------------------------------------------------------------------
      Sent to wrong location                       X
      ----------------------------------------------------------------------
      U.S. Mail delay                              X
      ----------------------------------------------------------------------
      Delay by merchant                            X
      ----------------------------------------------------------------------
      Failure of FI to maintain database                     X
      ----------------------------------------------------------------------
      Intervention by FI                                     X
      ----------------------------------------------------------------------
      Incorrect entry by FI                                  X
      ----------------------------------------------------------------------
      Scheduled incorrect number of days                                X
      before due date
      ----------------------------------------------------------------------
      Scheduled incorrectly                                             X
      ----------------------------------------------------------------------
      Incorrect account information supplied by                         X
      User
      ----------------------------------------------------------------------

     A late payment to a merchant is defined as a payment that has not arrived at the merchant within the allowable number of days stated on the screen at the time the User scheduled the payment.

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                                     B-10
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USER BILLING SERVICES

     On a fee basis, Online Resources provides the end-user billing services on behalf of the FI for user fees and access devices that are part of the Designated Online$Link Services.

MONTHLY FEES

     At the time a User's application is entered into the Integrated Support System, the FI may elect to have the Integrated Support System automatically establish a recurring monthly payment to cover the User's monthly service fee obligation to the FI. On designated payment dates, Online Resources will then debit the User's account and remit the payment to the FI. If Online Resources schedules a debit and the payment fails due to insufficient funds (NSF), or another reason, FI Customer Service will receives a "reject report" and an FI representative will follow up with the customer.

OTHER SERVICES

GATEWAY SERVICES

     Online Resources has the ability to provide gateway services through Content$Link to other financial service providers. We currently have a link to Thompson Investor Network which provides investment information through the Web.

CUSTOM WORK

     Online Resources provides custom development services and custom marketing services related to the delivery and promotion of the online financial services. Online Resources reviews the project and provides a quote based on the FI's Customization Rate.

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                                    B-11

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EXHIBIT C: PRICING--HERITAGE OAKS BANK
-------------------------------------------------------------------------------

     IMPLEMENTATION
     Standard Implementation
       Up to $1 billion in assets                One Time Per FI                $20,000
     Holding Company affiliates
       w/same Connectivity Path                  One Time Per FI                $5,000

     MONTHLY ACCOUNT FEES
     Consumer
       Internet-only access
         Banking Service                         Per Billable Acct per Month    $1.95
         Bill Payment Service                    Per Billable Acct per Month
         Up to 1,000 bill payment accounts                                      $4.00
           1,000 - 2,500 bill payment accounts                                  $3.90
           2,500 - 10,000 bill payment accounts                                 $3.70
           10,000 - 20,000 bill payment accounts                                $3.60
           Over 20,000 bill payment accounts                                    $3.50

     Small Business
       Banking Service                           Per Billable Acct per Month    $4.95
       Bill Payment Service                      Per Transaction                $0.40

     Inter Bank Transfers
       5 day availability                        Per Transfer                   $0.75

     Monthly Account Fee Minimums (a)
       Minimum for months 1-6                    Per Month                      $1,000
       Minimum for months 7-12                   Per Month                      $1,500
       After first 12 months                     Per Month                      $2,000

     SYSTEM MAINTENANCE
     Maintenance                                 Per Month                      $300
     Re-processing support                       As Needed                      $100

     USER ACTIVATION
     Activation (b)                              Per Billable Account           $10

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                                     C-1

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
     CUSTOMER SERVICE
     Online Resources service bureau
       Premium 24 x 7 coverage                   Per Billable Acct per Month    $2.00

     INTERNET SERVICES OPTION
     See Web Site Design and Hosting Agreement

     C/S AND BRANCH SALES TRAINING OPTIONS
     Training materials                          Per Program                    $250
     Sessions conducted at Online facility       Per Day                        $750
     Sessions conducted at FI facility
       First day                                 Per Day                        $1,500
       Consecutive days                          Per Day                        $1,000

     MARKETING SUPPORT SERVICES OPTIONS
     Consumer Marketing
       TV and radio spot (FI branded)            One Time                       $2,000
       Print media (FI branded)                  One Time                       $2,000
     Advertising, Messaging & Product
     Information
       Initial creation - basic                  Per Screen                     Included
       Screen changes                            Per Screen                     $50

     FULFILLMENT OPTION
     Shipping of customer welcome kits           Per Shipment                   $3.95

     USER BILLING
     User billing via ACH debit                  Per Debit                      $0.50

     CUSTOMIZATION OPTIONS
     Development for implementation, statement
     files, marketing materials, training,
     reports and Internet support (Min $500 for
     reports; $1,500 for all other)              Per Hour                       $150

     ENDNOTES
     a) Phased in equally over 3 months beginning on the earlier of two dates: either 150 days after signing or 60 days after technical connections are completed. For example, if the minimum is $1,000, the first monthly payment is $333, the second is $667 and the third monthly payment is $1,000.
     b) Includes account set-up, enabling access device usage license, linking user to enabling devices, technical support, password maintenance, and new merchant solicitation.

     FOR ANY PRODUCT OR SERVICE NOT LISTED ABOVE, PLEASE CONTACT ORCC FOR CURRENT PRICING.

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                                     C-2